UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

Kiniksa Pharmaceuticals, Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-730430	98-1327726
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Kiniksa Pharmaceuticals, Ltd. (the “Company”) (i) approved the Company’s Rilonacept Long-Term Incentive Plan (the “Plan”) to incentivize eligible employees of the Company or any of its subsidiaries to achieve approval by the U.S. Food and Drug Administration for the commercial sale and marketing in the United States of rilonacept for the treatment of recurrent pericarditis (the “Milestone”) and (ii) granted the awards described below to the initial participants in the Plan.

Under the Plan, participants may receive a cash award (“Cash Award”) and two grants of restricted share unit (“RSU”) awards covering the Company’s Class A common shares (“Shares”) under the Company’s 2018 Incentive Award Plan. The target award value for each of the Cash Award and the two RSU awards will be equal to one-third of a participant’s annual target bonus for the year of grant, adjusted to reflect the participant’s full-time equivalent status and hire date in accordance with the Plan.

The Cash Award covers a target cash amount equal to the target award value. The Cash Award is eligible to be earned upon the Committee’s certification of the Milestone achievement (the “Milestone Date”) with respect to an amount equal to the target award value multiplied by an earnout percentage (as described below), subject to adjustment upward or downward by the Committee taking into account individual performance and other factors.

The first RSU award (“First RSU Award”) covers a target number of Shares equal to the target award value divided by the average closing price of the Shares for the 30-calendar-day period ending on the day prior to the grant date (“Target RSUs”). The number of Shares issuable pursuant to the First RSU Award as a result of the Milestone Date will equal the Target RSUs multiplied by the earnout percentage (the “Achieved RSUs”), and such Achieved RSUs will vest in a single installment on the first anniversary of the Milestone Date, subject to continued employment on such date.

The second RSU award (“Second RSU Award”) will be granted upon the Milestone Date and will cover a number of Shares equal to (i) the target award value divided by the average closing price of the Shares for the 30-calendar-day period ending on the day prior to the grant date, multiplied by (ii) the sum of the earnout percentage and the upside earnout percentage (as described below). The Second RSU Award will vest in a single installment on the second anniversary of the Milestone Date, subject to continued employment through such date.

Depending on the date-range within which the Milestone Date occurs, (i) the earnout percentage can be achieved as to 100%, 50%, 25% or 0% and (ii) the upside earnout percentage can be achieved as to 50%, 25% or 0%. No awards will be earned or vest, and the Second RSU Award will not be granted, in the event the Milestone Date does not occur by a specified date.

In the event of a change in control of the Company where the awards under the Plan are assumed or substituted by the successor entity, if a participant is terminated without “cause” or resigns for “good reason” (each, as defined in the Plan) on or within 12 months following the change in control, each outstanding award under the Plan will vest in full, provided that if the Milestone Date has not occurred by the date of such termination, the Cash Award and First RSU Award will be deemed earned as if the Milestone Date had occurred on the date of such termination, but participants will forfeit their opportunity to receive the Second RSU Award.

If awards under the Plan are not assumed or substituted in connection with the change in control, the Cash Award shall become payable (to the extent not yet paid), the First RSU Award will become fully vested, and the Second RSU Award will be granted (to the extent not yet granted) and fully vested, in each case, immediately prior to the change in control, subject to the participant’s continued employment through such time. For the purposes of the foregoing, if the Milestone Date has not occurred as of the change in control, the Milestone Date will be deemed to have occurred upon the change in control, and the earnout percentage and upside earnout percentage will be determined based on the date of the change in control.

The target value of each award for the Company’s principal executive officer, principal financial officer and each additional named executive officer (as defined under applicable securities laws), is as follows: (i) for Sanj K. Patel, Chief Executive Officer and Chairman of the Board of Directors, a Cash Award target of $167,310, a First RSU Award target of 18,555 Shares and a Second RSU Award target value based on one-third of his annual target bonus in the year of grant; (ii) for Chris Heberlig, Chief Financial Officer, a Cash Award target of $52,899, a First RSU Award target of 5,866 Shares and a Second RSU Award target value based on one-third of his annual target bonus in the year of grant; and (iii) for John F. Paolini, Ph.D., Senior Vice President and Chief Medical Officer, a Cash Award target of $51,178, a First RSU Award target of 5,676 Shares and a Second RSU Award target value based on one-third of his annual target bonus in the year of grant.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Kiniksa Pharmaceuticals, Ltd. Rilonacept Long-Term Incentive Plan
10.2	Form of Performance Restricted Share Unit and Performance Cash Award Grant Notice and Agreement under the Rilonacept Long-Term Incentive Plan
10.3	Form of Restricted Share Unit Grant Notice and Agreement under the Rilonacept Long-Term Incentive Plan

* Certain information contained in this exhibit has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: December 16, 2019	By:	/s/ Thomas Beetham
Thomas Beetham
Chief Legal Officer